SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): April 27, 2004

Ridgestone Financial Services, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-27984	39-1797151
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

13925 West North Avenue, Brookfield, Wisconsin 53005
(Address of principal executive offices including zip code)

(262) 789-1011
(Registrant's telephone number)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Ridgestone Financial Services, Inc. press release, dated April 27, 2004.

Item 12.    Results of Operations and Financial Condition.

        On April 27, 2004, Ridgestone Financial Services, Inc. issued a press release announcing financial results for the three months ended March 31, 2004. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGESTONE FINANCIAL SERVICES, INC.
Dated: April 27, 2004	By: /s/ Christine V. Lake
Christine V. Lake
President and
Chief Operating Officer

Exhibit Index to Current Report on Form 8-K

Exhibit
Number     Description

(99)	Ridgestone Financial Services, Inc. press release, dated April 27, 2004.